Exhibit 10.3

MANAGEMENT PURCHASE AGREEMENT

This MANAGEMENT PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of November 12, 2013, by and among Trade Street Residential, Inc., a Maryland corporation (the “Company”), and the undersigned Manager Purchasers (each a “Manager Purchaser” and together the “Manager Purchasers”).

WHEREAS, the Company has proposed to commence an offering to each of the holders of record of its common stock, $0.01 par value (the “Common Stock”), as of the close of business on the record date to be determined by the Company’s Board of Directors (the “Record Date”), of rights (the “Rights”) to subscribe for and purchase additional shares of Common Stock (the “Rights Shares”) at a subscription price per share of $6.33 (the “Right Subscription Price”) for an aggregate offering amount of up to $100,000,000 such offering, the “Rights Offering”);

WHEREAS, pursuant to the Rights Offering, the Company will distribute to each of its stockholders of record, at no charge, one Right for each share of Common Stock held by the stockholder of record as of the Record Date, and each Right will entitle the holder thereof to purchase from the Company, at the election of such stockholder, a number of shares of Common Stock equal to (A) 15,797,788 divided by (B) the number of shares of Common Stock outstanding on the Record Date (with fractional shares rounded down to the next whole number of shares) at the Rights Subscription Price;

WHEREAS, in order to facilitate the Rights Offering, the Company has requested the investment entities managed or advised by Senator Investment Group LP (the “Standby Purchasers”) to agree, and the Standby Purchasers have agreed, that subject to the terms and conditions of an agreement entered into between the Standby Purchasers and the Company (the “Standby Purchase Agreement”), to the extent Rights Shares are not purchased by the Company’s stockholders pursuant to the exercise of Rights, the Standby Purchasers shall purchase such shares from the Company at the Rights Subscription Price (the “Unsubscribed Shares”), subject to a maximum total commitment of $100,000,000 (the “Backstop Commitment”);

WHEREAS, the Company desires to offer and the Standby Purchasers have agreed to purchase an additional $50,000,000 of shares of Common Stock, on the terms and subject to the conditions set forth in the Standby Purchase Agreement (the “Additional Purchase Commitment”);

WHEREAS, concurrently with the completion of the Rights Offering, and as consideration for the Standby Purchasers undertaking the Backstop Commitment and the Additional Purchase Commitment, the Company desires to issue and sell to the Manager Purchasers, and the Manager Purchasers desire to purchase from the Company in a private placement, upon the terms and conditions set forth in this Agreement, such number of shares of the Company’s unregistered Common Stock as provided in this Agreement (the “Shares”);

WHEREAS, such purchase and sale of the Shares shall occur concurrently with, and be conditioned on, the closing of the Rights Offering; and

WHEREAS, each of the Manager Purchasers is an executive officer of the Company and has a substantive, pre-existing relationship with the Company;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties to this Agreement hereby agree as follows;

1.	PURCHASE OF SHARES

Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Manager Purchasers at the Closing, and each of the Manager Purchasers agrees to purchase at the Closing, that number of Shares equal to the product of (i) (A) 15,797,788 divided by (B) the number of shares of Common Stock outstanding on the Record Date, times (ii) the number of shares of Common Stock owned by such Management Purchaser on the Record Date, each at the Rights Subscription Price (the “Purchase Price”).

2.	CLOSING

2.1	Closing

Upon the terms and subject to the satisfaction or waiver of all of the conditions to closing set forth in this Agreement, the closing (the “Closing”) of the purchase and sale of the Shares shall take place at the offices of Morrison & Foerster LLP, 2000 Pennsylvania, N.W., Suite 6000, Washington, DC 20006, or at such other location as the Company and the Manager Purchasers may mutually agree upon. The Closing shall take place concurrently with, and shall be subject to the closing of, the Rights Offering.

2.2	Closing Deliveries

(a) Deliveries by the Manager Purchasers. At the Closing, the Manager Purchasers shall deliver to the Company the Purchase Price, by wire transfer of immediately available funds to the account designated in writing to the Manager Purchasers by the Company for such purpose.

(b) Deliveries by the Company. At the Closing, the Company shall deliver to the Manager Purchasers stock certificates evidencing the Shares (the “Share Certificate”) registered in the name of the Manager Purchasers.

3.	COMPANY REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Manager Purchasers that:

3.1	Organization and Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

3.2	Authorization

The execution, delivery and performance of this Agreement by the Company, the fulfillment of and compliance with the respective terms and provisions hereof, and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Company, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

3.3	Title to Shares

The Shares have been duly authorized and, upon payment by the Manager Purchasers of the Purchase Price and delivery by the Company to the Manager Purchasers of the Share Certificates pursuant to the terms hereof, the Shares will be validly issued and fully paid and nonassessable, and the Manager Purchasers will acquire good and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests and other encumbrances (other than any restrictions created by the Manager Purchasers or any restrictions created by federal or state securities laws).

3.4	Non-Contravention

The issuance and sale by the Company of the Shares does not conflict with the articles of restatement or bylaws of the Company.

3.5	Non-Solicitation

Each Manager Purchaser is an executive officer of the Company and has a substantive, pre-existing relationship with the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising, (ii) was not identified or contacted through the marketing of the Rights Offering, (iii) did not independently contact the Company and (iv) the Shares were not offered or sold to the Manager Purchasers by any form of general solicitation or general advertising.

3.6	Offering; Exemption

Assuming the accuracy of the Manager Purchasers’ representations and warranties set forth in Section 4 of this Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities Law is required for the offer and sale of the Shares by the Company to the Manager Purchasers as contemplated hereby.

4.	MANAGER PURCHASER REPRESENTATIONS AND WARRANTIES

The Manager Purchasers jointly and severally hereby represent and warrant to the Company that:

4.1	Legal Capacity

Each Manager Purchaser has the full and unrestricted legal capacity to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

4.2	Authorization; Binding Obligation

When executed by each Manager Purchaser, this Agreement will constitute a valid and binding obligation of such Manager Purchaser, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.3	Non-Contravention

The purchase by each Manager Purchaser of the Shares does not conflict with any material contract by which such Manager Purchaser or its property is bound or any laws or regulations or decree, ruling or judgment of any court applicable to the Manager Purchaser or the Manager Purchaser’s property.

4.4	Purchase Entirely for Own Account

The Shares to be received by each Manager Purchaser will be acquired for investment for such Manager Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each Manager Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Manager Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares to be received by such Manager Purchaser.

4.5	Investment Experience and Access to Information

(a) Each Manager Purchaser can bear the economic risk of the investment and has such knowledge and experience in financial or business matters that such Manager Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

(b) Each Manager Purchaser has been furnished all information the Manager Purchaser considers necessary or appropriate for deciding whether to purchase the Shares. The Manager Purchaser has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants and representatives of the Company regarding the business, operations, financial condition, assets and liabilities of the Company and the terms and conditions of the offering of the Shares.

4.6	Restricted Shares

Each Manager Purchaser understands and acknowledges that the Shares being acquired pursuant hereto are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act, except in certain limited circumstances. The Manager Purchaser is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.7	Legends

Each Manager Purchaser understands and acknowledges that the Shares, and any securities issued in respect of or in exchange for the Shares, may bear one or all of the following legends (in addition to any other legend which may be required by other arrangements between the parties hereto):

(a) “THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN A TRANSACTION NOT INVOLVING A PUBLIC OFFERING, (II) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND IN CASE (I) OR (II), ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.

4.8	Accredited Manager Purchaser

Each Manager Purchaser (i) has furnished true and complete information on the Manager Purchaser certificate attached hereto as Exhibit A (the “Manager Purchaser Certificate”) and (ii) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Each Manager Purchaser is aware that the Company is relying upon the representations, warranties and agreements contained in this Agreement and the Manager Purchaser Certificate for the purpose of determining whether this transaction meets the requirements of the exemption from the registration requirements of the Securities Act and any applicable state securities laws.

4.9	Non-Solicitation

Each Manager Purchaser is an executive officer of the Company and has a substantive, pre-existing relationship with the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising, (ii) was not identified or contacted through the marketing of the Rights Offering, (iii) did not independently contact the Company and (iv) the Shares were not offered or sold to such Manager Purchaser by any form of general solicitation or general advertising.

5.	MISCELLANEOUS

5.1	Confidentiality

The Manager Purchasers agree that, except with the prior written consent of the Company, the Manager Purchasers shall at all times hold in confidence and trust and not use or disclose any confidential information of the Company provided to or learned by the Manager Purchasers in connection with this Agreement. Notwithstanding the foregoing, the Manager Purchasers may disclose any confidential information of the Company (i) as required by any court or other governmental body, provided that the Manager Purchasers provide the Company with prompt notice of such court order or requirement to the Company to enable the Company to seek a protective order or otherwise to prevent or restrict such disclosure or (ii) discussing or using such confidential information if the same hereafter is in the public domain (other than as a result of a breach of this Agreement).

5.2	Notices

(a) All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

If to the Company, to:

Trade Street Residential, Inc.

19950 West Country Club Drive, Suite 800

Aventura, Florida 33180

Attention: General Counsel

Facsimile: (786) 248-3679

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

2000 Pennsylvania, NW, Suite 6000

Washington, DC 20006-1888

Attention: John A. Good

Facsimile: (202) 785-7522

If to the Manager Purchasers, to:

The address appearing on the signature page hereof.

5.3	Assignment; Successors and Assigns

This Agreement and the rights granted hereunder may not be assigned by the Manager Purchasers without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

5.4	Third Party Beneficiaries

Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by any reason of this Agreement, except as expressly provided in this Agreement and provided that the Standby Purchasers shall be a third party beneficiary of this Agreement.

5.5	Entire Agreement

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

5.6	Amendments

This Agreement may be amended or modified only by an agreement in writing signed by both parties hereto.

5.7	No Implied Waivers; Remedies

No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise. Except as provided in this Agreement, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

5.8	Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING BETWEEN THE PARTIES UNDER THIS AGREEMENT. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF SAID COURT FOR ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURT.

5.9	Waiver of Trial by Jury

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.10	Headings

The headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

5.11	Severability

If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

5.12	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Signatures on following page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY: TRADE STREET RESIDENTIAL, INC.

By:
Name:
Title:
MANAGER PURCHASER:

Name:	Michael Baumann
Title:	Chairman and Chief Executive Officer
MANAGER PURCHASER:

Name:	David Levin
Title:	Vice-Chairman and President

Exhibit A

MANAGER PURCHASER CERTIFICATE

ADDITIONAL INFORMATION TO BE COMPLETED BY MANAGER PURCHASER: (Please print or type)
Name of Manager Purchaser:

Purchase Price:

Manager Purchaser’s Residence/Business Address:

Telephone:

Facsimile:

Manager Purchaser’s Mailing Address (if different):

Telephone:

Facsimile:

Manager Purchaser’s Taxpayer ID/Social Security Number: